UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material under §240.14a-12

SKY QUARRY, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required

☐Fee paid previously with preliminary materials:

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SKY QUARRY, INC.

September 17, 2025

Dear Fellow Sky Quarry Stockholders:

We invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Sky Quarry, Inc. (“Sky Quarry” or the “Company”), to be held on November 4, 2025 at 10 a.m. Mountain Standard Time at 707 W 700 S, Suite 101, Woods Cross, UT 84087.

The Notice of the Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. Immediately following the meeting, a report on our operations will be presented, including a question-and-answer and discussion period. Our 2024 results are presented in detail in our Annual Report, which is available for viewing at www.colonialstock.com/skyquarry2025.

Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly submitting your vote by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Sky Quarry.

/s/ Marcus Laun
Marcus Laun
Interim CEO and President

SKY QUARRY, INC.

707 W 700 S, Suite 101

Woods Cross, UT 84087

Telephone: (424) 394-1090

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 4, 2025 at 10 a.m.

To the Stockholders of Sky Quarry, Inc.

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Sky Quarry, Inc., a Delaware corporation (“Sky Quarry,” the “Company,” “us,” “our,” or “we”), will be held on November 4, 2025 at 10 a.m. Mountain Standard Time at 707 W 700 S, Suite 101, Woods Cross, UT 84087. The purpose of the Annual Meeting is to consider and act upon the following matters:

1.To elect four (4) members of the Board of Directors to serve until the 2026 annual meeting of stockholders.

2.To approve an amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock available for issuance from 100,000,000 shares to 2,000,000,000 shares;

3.To grant the Board of Directors discretion to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-twenty five (1:25), or anywhere in-between, as may be determined by the Board of Directors in its sole discretion on or before April 30, 2027 (the “Reverse Stock Split”);

4.To ratify and approve an amendment to our 2020 Stock Plan (the “2020 Plan”) to increase the number of shares of common stock authorized for issuance thereunder from 1,666,667 to 4,000,000;

5.To ratify the selection of Tanner LLC (“Tanner”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

6.To transact any other business as may come before the meeting.

Our Board of Directors has fixed September 10, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the meeting. Only stockholders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting, which will be held at 707 W 700 S, Suite 101, Woods Cross, UT 84087. The Notice of Internet Availability of Proxy Materials (the “Notice”) and proxy card will be mailed to shareholders on or about September 18, 2025.

For your convenience, record holders of our Common Stock have FOUR methods of voting:

VOTE BY INTERNET - www.colonialstock.com/skyquarry2025. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 5:00 P.M. Mountain Standard Time on November 3, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-877-285-8605. Use any touch-tone telephone to transmit your voting instructions. Vote by 5:00 P.M. Mountain Standard Time on November 3, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE AT THE MEETING. Attend and vote at the Annual Meeting to be held at 707 W 700 S, Suite 101, Woods Cross, UT 84087 on November 4, 2025 at 10 a.m. MST.

NOTE FOR STREET-NAME HOLDERS. If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you the Notice or voting instruction form. If you do not provide voting instructions, we expect that your nominee will be permitted to vote only on routine matters.

BY ORDER OF THE BOARD OF DIRECTORS

September 17, 2025	/s/ Marcus Laun
Marcus Laun

Interim CEO and President

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares via proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Sky Quarry the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 4, 2025

The Notice of the Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the years ended December 31, 2024 and 2023 (the “Annual Report”) are available at www.colonialstock.com/skyquarry2025.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

SKY QUARRY, INC.

707 W 700 S

Suite 101

Woods Cross, UT 84087

TELEPHONE: (424) 394-1090

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 4, 2025

ABOUT SKY QUARRY, INC.

Sky Quarry, Inc. (“Sky Quarry” or the “Company”) is an oil production, refining, and development-stage environmental remediation company formed to deploy technologies to facilitate the recycling of waste asphalt shingles and remediation of oil-saturated sands and soils, providing sustainable refined crude products. We expect the recycling and production of oil from asphalt shingles to reduce the dependence on landfills for the disposal of waste and to also reduce dependence on foreign and domestic virgin crude oil extraction for industrial uses.

We have developed a process for separating oil from oily sands and other oil-bearing solids utilizing a proprietary solvent, which we refer to as our ECOSolv technology or the ECOSolv process. The solvent is used in a closed-loop distillation and evaporation circuit which results in up to 99% of the solvent being recoverable for continuous reuse and requires no water. The solvent has demonstrated oil separation rates of up to 95% in bench testing using samples of both mined crushed ore and ground asphalt shingles. Bench testing was conducted in house, and through unaffiliated third parties which were completed August 30, 2022 and May 3, 2022.

Currently, we intend to finish retrofitting the PR Spring Facility in the next twelve months to recycle waste asphalt shingles using our ECOSolv technology to produce and sell oil as well as asphalt paving aggregate mined from our bitumen deposit.

We intend to continue to develop regional model Asphalt Shingle Recycling (“ASR”) Facilities, which can be deployed in areas with high concentrations of waste asphalt shingles and near asphalt shingle manufacturing centers. Our design contemplates a modular, scalable, purpose-built facility capable of remediating waste asphalt shingles and separation into their base components of bitumen / asphalt cement, shingle granules, sand aggregate, limestone and fiberglass.

Corporate History and Structure

We were incorporated in Delaware on June 4, 2019 as “Recoteq, Inc.” On April 22, 2020, we changed our name to “Sky Quarry Inc.” We have three (3) wholly-owned subsidiaries: 2020 Resources, 2020 Canada and Foreland.

On September 16, 2020, we acquired 2020 Resources (formerly, US Oil Sands (Utah) LLC and USO (Utah) LLC), which was incorporated on November 2, 2017. The assets of 2020 Resources include the PR Spring Facility and a 100% interest in asphalt bitumen leases covering approximately 5,930 acres in the PR Spring region in Utah. On September 16, 2020, we also acquired 2020 Canada (formerly, USO (Canada) Ltd.), which was incorporated on April 26, 2018 and is currently inactive.

On September 30, 2022, we acquired Foreland (formerly, Petro Source Resources), which was incorporated on May 29, 1998. Foreland is engaged in the refining of heavy crude oil into diesel and other petroleum products (naphtha, vacuum gas oil, and paving asphalt liquids) at its Eagle Springs Refinery located near Ely, Nevada.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting of Shareholders. According to our records, you were a shareholder of the Company as of the end of business on September 10, 2025.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote via telephone or over the Internet.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the U.S. Securities and Exchange Commission, or “SEC,” we may furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to the holders of our common stock, par value $0.0001 per share (the “Common Stock”), will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

The Notice of the Annual Meeting and Proxy Statement and Annual Report on Form 10-K are available at www.colonialstock.com/skyquarry2025.

To access the materials, you must enter the control number included on your Notice.

The Notice is being made available to you by the Company in connection with its solicitation of proxies for use at the 2025 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at 707 W 700 S, Suite 101, Woods Cross, UT 84087 and/or any adjournments or postponements thereof. The Notice was first given or sent to shareholders on or about September 18, 2025. This Proxy Statement gives you information on these proposals so that you can make an informed decision.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy card?

By completing a proxy card, as more fully described herein, you are designating Marcus Laun, our President, as your proxy for the Annual Meeting and you are authorizing him to vote your shares at the Annual Meeting as you have instructed him on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Mr. Laun as proxy to vote on your behalf.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Sky Quarry, Inc. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or, the Company at 707 W 700 S, Suite 101, Woods Cross, UT 84087, Attn: Corporate Secretary. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or the Corporate Secretary at the telephone number or address listed above.

How do I attend the Annual Meeting?

The Annual Meeting will be held in-person on November 4, 2025, 10 a.m. Mountain Time at 707 W 700 S, Suite 101, Woods Cross, UT 84087.

Who is entitled to vote?

The Board has fixed the close of business on September 10, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record of the Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. On the Record Date, there were 23,314,603 shares of Common Stock outstanding. Each share of Common Stock represents one vote that may be voted on each proposal that may come before the Annual Meeting. The Company has no voting shares other than the Common Stock.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Colonial Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our Common Stock, or their duly authorized proxies, may attend the Annual Meeting.

What am I voting for?

There are five (5) matters scheduled for a vote:

1.To elect four (4) members of the Board of Directors to serve until the 2026 annual meeting of stockholders.

2.To approve an amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock available for issuance from 100,000,000 shares to 2,000,000,000 shares;

3.To grant the Board of Directors discretion to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-twenty five (1:25), or anywhere in-between, as may be determined by the Board of Directors in its sole discretion on or before April 30, 2027, 2026 (the “Reverse Stock Split”);

4.To ratify and approve an amendment to our 2020 Stock Plan (the “2020 Plan”) to increase the number of shares of common stock authorized for issuance thereunder from 1,666,667 to 4,000,000;

5.To ratify the selection of Tanner LLC (“Tanner”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

6.To transact other business as may come before the meeting.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For your convenience, record holders of our Common Stock have FOUR methods of voting:

VOTE BY INTERNET - www.colonialstock.com/skyquarry. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 5:00 P.M. Mountain Standard Time on November 3, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-877-285-8605. Use any touch-tone telephone to transmit your voting instructions. Vote by 5:00 P.M. Mountain Standard Time on November 3, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE AT THE MEETING. Attend and vote at the Annual Meeting to be held at 707 W 700 S, Suite 101, Woods Cross, UT 84087 on November 4, 2025 at 10 a.m. MST.

NOTE FOR STREET-NAME HOLDERS. If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you the Notice or voting instruction form. If you do not provide voting instructions, we expect that your nominee will be permitted to vote only on routine matters.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. We provide telephone and Internet proxy voting to allow you to vote your shares via phone or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

For Common Stockholders, on each matter to be voted upon, you have one vote for each share of Common Stock you own as of the close of business on the Record Date.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What constitutes a quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 11,657,302 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.To elect four (4) members of the Board of Directors to serve until the 2026 annual meeting of stockholders

2.To approve an amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock available for issuance from 100,000,000 shares to 2,000,000,000 shares;

3.To grant the Board of Directors discretion to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-twenty five (1:25), or anywhere in-between, as may be determined by the Board of Directors in its sole discretion on or before April 30, 2027 (the “Reverse Stock Split”);

4.To ratify and approve an amendment to our 2020 Stock Plan (the “2020 Plan”) to increase the number of shares of common stock authorized for issuance thereunder from 1,666,667 to 4,000,000;

5.To ratify the selection of Tanner LLC (“Tanner”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

6.To transact other business as may come before the meeting.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Mr. Laun, the Board’s designated proxy.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

Uninstructed Shares

All proxies that are executed or are otherwise submitted over the internet, by mail or in person will be voted on the matters set forth in the accompanying notice of Annual Meeting in accordance with the instructions set forth herein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board’s recommendations on such proposals as set forth in this Proxy Statement.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Abstentions and broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Proposal No. 1 for the election of directors is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Broker non-votes will not have any effect on the outcome of the voting on this proposal.

Proposal No. 2 for the approval of an amendment to the certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 2,000,000,000 is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Broker non-votes will not have any effect on the outcome of the voting on this proposal.

Proposal No. 3 for the approval of the Reverse Stock Split is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Broker non-votes will not have any effect on the outcome of the voting on this proposal.

Proposal No. 4 for the approval of the ratification of the amendment to the 2020 Plan is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Broker non-votes will not have any effect on the outcome of the voting on this proposal.

Proposal No. 5 for the ratification of the selection of Tanner LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2025 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. As such, there will not be any broker non-votes regarding this proposal.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the	“FOR ALL”
	nominees receiving the highest number of affirmative	“WITHHOLD ALL”
	“FOR” votes will be elected as directors.	“FOR ALL EXCEPT_____”

Proposal No. 2: Approval of the amendment to certificate of	The affirmative vote of the holders of a majority in voting	“FOR”
incorporation to increase authorized shares	power of the votes cast affirmatively or negatively	“AGAINST”
	(excluding abstentions) at the Annual Meeting by the	“ABSTAIN”
holders entitled to vote thereon.

Proposal No. 3: Approval of the Reverse Stock Split	The affirmative vote of the holders of a majority in voting	“FOR”
	power of the votes cast affirmatively or negatively	“AGAINST”
	(excluding abstentions) at the Annual Meeting by the	“ABSTAIN”
holders entitled to vote thereon.

Proposal No. 4: Approval of the Amendment to the	The affirmative vote of the holders of a majority in voting	“FOR”
2020 Plan	power of the votes cast affirmatively or negatively	“AGAINST”
	(excluding abstentions) at the Annual Meeting by the	“ABSTAIN”
holders entitled to vote thereon.

Proposal No. 5: Ratification of Selection of Tanner	The affirmative vote of the holders of a majority in voting	“FOR”
LLC as the Company’s Independent Registered	power of the votes cast affirmatively or negatively	“AGAINST”
Public Accounting Firm for the Fiscal Year Ending	(excluding abstentions) at the Annual Meeting by the	“ABSTAIN”
December 31, 2025	holders entitled to vote thereon.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting. A vote marked as “ABSTAIN” is not considered a vote cast and will, therefore, not affect the outcome of Proposal’s No. 2, 3, 4 or 5.

What are the voting procedures?

In voting by proxy regarding the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Regarding the other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is my proxy revocable?

If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Corporate Secretary, at 707 W 700 S, Suite 101, Woods Cross, UT 84087, either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the Annual Meeting, you may revoke your proxy or change your proxy vote by voting at the meeting. Your attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Who is paying for the expenses involved in preparing this Proxy Statement?

All of the expenses involved in preparing and assembling these proxy materials and mailing the Notice (and any paper materials, if requested) and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I have dissenters’ rights of appraisal?

The Company’s stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

When are stockholder proposals due for the 2026 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders (the “2025 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than March 31, 2026, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Pursuant to our Amended and Restated Bylaws, nothing in the procedure described in the sentence above shall be deemed to affect the rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule l4a-8 under the Exchange Act.

Stockholders who intend to present a proposal at our 2026 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after February 1, 2026, but no later than March 31, 2026. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Excluding Proposal No. 1 and Proposal 4 (Election of Directors and Amendment to the 2020 Plan, respectively), do the Company’s executive officers and Directors have an interest in any of the matters to be acted upon at the Annual Meeting?

No.

Are any of the proposals conditioned on one another?

No.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Our Board currently consists of four (4) directors, and their terms will expire at the Annual Meeting. Directors are elected at the Annual Meeting of stockholders each year and hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

Marcus Laun, Matthew Flemming, Leo Womack and Todd Palin have each been nominated to serve as directors and have agreed to stand for election. If these nominees are elected at the Annual Meeting, then each nominee will serve for a term expiring at the 2026 Annual Meeting and until his or her successor is duly elected and qualified. Directors are elected by a plurality of the votes cast at the election. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

If no contrary indication is made, proxies will be voted “FOR” all nominees listed below or, in the event that any such individual is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Nominees for Election to the Board for a Term Expiring at the 2026 Annual Meeting of Stockholders

Name	Age	Positions
Marcus Laun	57	Interim Chief Executive Officer, President, Interim Chief Financial Officer, Executive VP and Director
Matthew Flemming	56	Director
Leo Womack	82	Director
Todd Palin	61	Director

Marcus Laun.  Mr. Laun has served as the Interim Chief Executive Officer since August 28, 2025, as President and Interim Chief Financial Officer since August 12, 2025 and as Executive VP and a member of the board of directors since January 2020. Mr. Laun has spent the past twenty years as a founding principal or senior advisor to over fifteen publicly and privately held companies. Mr. Laun has served as chief executive officer of GrowthCircle.com, a media company specializing in the production and distribution of short films for corporate clients, since May 2013. Mr. Laun has also served as chief executive officer of Geopulse Exploration Inc. since August 2017. From April 2020 through December 2020, Mr. Laun served as vice president of corporate finance for Netcents Technology Inc. Mr. Laun served as a managing director for Knight Capital Group (the largest market-maker of equities in the U.S.) where he managed syndicates for over $300 million in financing. Mr. Laun’s experience also includes advising and investing in an organic food brand company which eventually sold for $250mm. He has in-depth knowledge of media content and distribution having been a senior advisor to Digital Development Group which has a distribution platform with over 10,000 titles. Mr. Laun has also advised and raised capital for companies in the solar, wind, oil and gas and alternative fuel industries. He has a B.S. in Hotel Management from Cornell and an MBA from Columbia University. We believe that Mr. Laun’s extensive expertise in financing qualifies him to serve on our board of directors.

Matthew Flemming. Mr. Flemming joined our board of directors in November 2023 and has served as the Chairman of the board since August 28, 2025.  Mr. Flemming has served as the Chairman of Barnhart Group Inc. (formerly SMG Industries Inc.), a national transportation services business providing end to end logistics solutions, since December 2020, and was its interim chief executive officer and interim chief financial officer from January 2021 through July 2023, and prior thereto Mr. Flemming served as its chief executive officer from September 2017 through December 2020 and continues to serve as the chairman of its board of directors.  Mr. Flemming has served as a director  of the board of Correlate Energy Corp., a distributed energy company, from May 2021 through October 2024 and previously was the chief executive officer and acting chief financial officer from May 2021 through December 2021 and continues to serve as a member of its board of directors.  Prior thereto, Mr. Flemming was a consultant for a financial restructuring firm and a financial advisor to a private closely held oilfield services company during 2016 and early 2017. From June 2011 to March 2016, Mr. Flemming was the chief executive officer and chairman of the board of HII Technologies Inc., an oilfield services company with operations in Texas, Oklahoma, Ohio and West Virginia focused on commercializing technologies and providing services in frac water management, safety services and portable power used by exploration and production companies in the United States. Prior thereto, from 2009 to 2011, Mr. Flemming was chief financial officer of Hemiwedge Industries Inc., a proprietary valve technology company with oilfield applications, that was sold in 2011. From 2005 to 2009, Mr. Flemming was chief financial officer of Shumate Industries, Inc., an oilfield manufacturing company and successor of Excalibur. Previous to that, from 2001 to 2005, Mr. Flemming was chief financial officer of Excalibur Industries, Inc., an industrial and energy related manufacturer and fabrication company. From June 1999 to March 2001, he served as chief executive officer of WorldByNet, Inc. a Houston, Texas based privately held technology company. From January 1994 to May 1999, Mr. Flemming served as chief executive officer of FARO Pharmaceuticals, Inc., a privately held national specialty products company that he founded. Mr. Flemming received a Bachelor of Arts in Finance from the University of Houston. Mr. Flemming brings a strong background in corporate governance, capital markets, and corporate business development which we believe qualifies him to serve on our board of directors and adds significant strategic, business and financial experience.

Leo B. Womack.  Mr. Womack joined our board of directors on January 10, 2025. Mr. Womack has been the president and a director of Gulf Equities Realty Advisors, Inc., a diversified real estate portfolio management company, since 1986.  He also serves as the chief executive officer of Ramsey Financial Group, a single-family office managing a diversified portfolio of assets for the Leo B Womack Family Trust. Mr. Womack currently serves on the board of directors of numerous private companies, where he holds varying positions that include chairman, chairman of the audit committee and audit committee member. Since 2015, Mr. Womack has served as a member of the board of directors and as the chairman of the audit committee of Petrolia Energy Corporation Inc.  During his extensive business career, Mr. Womack has served on the board of directors of numerous NASDAQ and OTC public companies in the role of chair of the audit committee. Mr. Womack is licensed as a certified public accountant, a real estate broker, and previously as a securities broker and as a member of the National Association of Corporate Directors. Mr. Womack received a bachelor of arts from Texas A&M University.  Mr. Womack brings a strong background in corporate governance and accounting and capital markets, which we believe qualifies him to serve on our board of directors and adds significant strategic, business and financial experience.

Todd Palin.  Mr. Palin joined our board of directors on February 25, 2025.  Mr. Palin has been a commercial fisherman since 1977 operating in Bristol Bay, Alaska.  From December 2006 to July 2009, Mr. Palin was a production facility operator for British Petroleum, where he was responsible for overseeing operations in maintaining the production of oil and gas at the Prudhoe Bay oil field in Alaska, focusing on efficiency, safety and compliance.   Mr. Palin brings a strong background in large-scale oil production and operational efficiency, and significant experience in operating a long-time commercial fishing operation, which we believe qualifies him to serve on our board of directors and adds significant strategic, business and financial experience.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

Except as set forth below, none of our directors or executive officers has, during the past ten years:

•been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Mr. Flemming was an executive officer of HII Technologies, Inc. (“HII”) in 2016. Subsequent to his employment with HII, that company entered into a plan of reorganization under Chapter 11.

Corporate Governance

Governance Structure

Currently, our Chairman of the Board, Matthew Flemming, is an independent member of the board. Our board believes that, at this time, having a non-executive Chairman is the appropriate leadership structure for the Company. In making this determination, the board considered, among other matters, Mr. Flemming’s experience with early-stage public companies and believes that Mr. Flemming is highly qualified to act as both Chairman due to his experience, knowledge, and personality. Among the benefits of an independent Chairman considered by the board is that they believe he will provide unbiased oversight with the ability to mitigate conflicts of interest, as well as promote transparency and ethical conduct by bringing an objective perspective to board discussions and strategic decisions.   The board believes that this will foster greater accountability, credibility, and trust among stakeholders, as the Chairman is not tied to management or internal relationships. The independent chair also enhances decision-making by shaping meeting agendas and offering mentorship to the CEO and management without internal conflicts that may otherwise exist among senior management.

The Board’s Role in Risk Oversight

The board of directors oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the board’s oversight of the various risks facing the Company. In this regard, our board seeks to understand and oversee critical business risks. Our board does not view risk in isolation.  Risks are considered in virtually every business decision and as part of our business strategy. Our board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive and to achieve its objectives.

While the board oversees risk management, Company management is charged with managing risk. Management communicates routinely with the board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration; however, much of the work is delegated to committees, which will meet regularly and report back to the full board. We have established a standing audit committee and compensation committee of our board of directors. The audit committee will oversee risks related to our financial statements, the financial reporting process and accounting and legal matters. The compensation will evaluate the risks and rewards associated with our compensation philosophy and programs.

Committees of the Board of Directors

We have established a standing audit committee and compensation committee of our board of directors, each with its own charter approved by the board, which are available on our website at www.skyquarry.com.

In addition, our board of directors may, from time to time, designate one or more additional committees, which shall have the duties and powers granted to it by our board of directors.

Audit Committee

Matthew Flemming, Marcus Laun and Leo Womack serve on our audit committee, with Mr. Flemming serving as the chair. Mr. Flemming qualifies as “audit committee financial expert.” The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of the Company.

The audit committee is responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the board in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors and our compliance with legal and regulatory requirements; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and chief financial officer and independent auditors the adequacy and effectiveness of our internal controls; and (vii) reviewing and approving related party transactions.

Compensation Committee

Leo Womack and Matthew Flemming serve on our compensation committee, with Mr. Womack serving as the chair. The compensation committee assists the board in reviewing and approving our compensation structure, including all forms of compensation relating to our directors and executive officers.

The primary purposes of the compensation committee are to: (i) develop recommendations for the board with respect to the compensation of our Chief Executive Officer and non-employee directors; (ii) discharge the responsibilities of the board relating to the approval of the compensation of our other executive officers; (iii) make determinations with respect to our compensation programs and policies; and (iv) provide the compensation committee report for inclusion in our annual proxy statement and/or annual report on Form 10-K that complies with the rules and regulations of the SEC.

Director Independence. We have determined, after considering all the relevant facts and circumstances, that Matthew Flemming, Leo Womack and Todd Palin are independent directors as defined by the listing standards of the Nasdaq Stock Exchange and by the SEC because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Marcus Laun is not “independent” as defined by the listing standards as Mr. Laun is an executive officer of the Company.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serve, or in the past has served, as a member of the Board of Directors’ compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Company’s Board or its Compensation Committee. None of the members of the Company’s Compensation Committee is, or has ever been, an officer or employee of the company.

Director Nominations

We do not yet have a standing nominating and corporate governance committee, although we plan to establish such a committee once we appoint additional independent directors.

Our board’s methods for identifying candidates for election to our board of directors (other than those proposed by our stockholders, as discussed below) will include the solicitation of ideas for possible candidates from a number of sources - members of our board of directors, our executives, individuals personally known to the members of our board of directors, and other research. The compensation, nomination and corporate governance committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

In making director recommendations, our board may consider some or all of the following factors: (i) the candidate’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (ii) the interplay of the candidate’s experience with the experience of other board members; (iii) the extent to which the candidate would be a desirable addition to the board and any committee thereof; (iv) whether or not the person has any relationships that might impair his or her independence; and (v) the candidate’s ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate.

A stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice and information provisions contained in our bylaws. Such notice must be in writing to the Company not less than 120 days and not more than 150 days prior to the anniversary date of the preceding year’s annual meeting of stockholders or as otherwise required by the requirements of the Exchange Act. In addition, stockholders furnishing such notice must be a holder of record on both (i) the date of delivering such notice and (ii) the record date for the determination of stockholders entitled to vote at such meeting.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.  Such code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure, as permitted by applicable SEC rules. Any such disclosure will be posted to our website within four (4) business days following the date of any such amendment to, or waiver from, a provision of our code of ethics.

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”) containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by Company Insiders (including officers and directors as well as certain other employees identified pursuant to the Insider Trading Policy), or by us. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us.

Meetings of the Board of Directors

During its fiscal year ended December 31, 2024, the Board met from time to time informally and acted by written consent on numerous occasions and each of the members of the Board attended at least 75% of each formal board meeting during the year ended December 31, 2024.

Indemnification and Limitation on Liability of Directors

Our articles of incorporation limit the liability of our directors to the fullest extent permitted by Delaware law. Nothing contained in the provisions will be construed to deprive any director of his right to all defenses ordinarily available to the director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.

At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Board Leadership Structure and Role in Risk Oversight

Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis. Currently, Matthew Flemming serves as Chairman of the Board. Our Board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of the Company and other relevant factors. After considering these factors, our Board has determined that the role of Chairman of the Board, is an appropriate Board leadership structure for the Company at this time.

The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s Board leadership structure supports this approach. Through our Chief Executive Officer and other members of management, the Board receives periodic reports regarding the risks facing the Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.

EXECUTIVE OFFICERS

The following is a list of our executive officers and directors and their ages.  The biographical summaries for each of Messrs. Laun, Flemming, Womack and Palin are included under the heading “Proposal No. 1: Election of Directors” set forth above:

Directors and Executive Officers	Position/Title	Age
Marcus Laun	Interim Chief Executive Officer, President, Interim Chief Financial Officer, Executive VP and Director	57
Matthew Flemming	Director	56
Leo Womack	Director	82
Todd Palin	Director	61

EXECUTIVE COMPENSATION

The following table shows the total compensation earned during the fiscal years ended December 31, 2024 and 2023 to (1) our Chief Executive Officer, and (2) our other named executive officers during the fiscal years ended December 31, 2024 and 2023 (collectively, the “named executive officers”):

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Total ($)
David Sealock, Former Chief Executive Officer(2)	2024	206,250	-	206,250
	2023	178,125	-	178,125
Marcus Laun, Interim Chief Executive Officer, President, Interim Chief Financial Officer and Executive Vice President(2)	2024	206,250	-	206,250
	2023	178,125	162,981	341,106
Darryl Delwo, Former Chief Financial Officer	2024	175,500	-	175,500
	2023	142,500	130,385	272,885

(1)The amount is equal to the aggregate grant-date fair value with respect to the awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)Does not include compensation paid for director fees.

Employment Agreements

We are party to an employment agreement with Marcus Laun, dated March 15, 2020, which provides for an initial annual base salary of $120,000, which is reviewed annually by the board. In May 2022, the annual base salary was increased to $225,000. In addition, Mr. Laun is eligible to earn an annual bonus, subject to the achievement of certain performance goals, milestones and objectives, as established from time to time by an appropriate committee of our board. Mr. Laun is entitled to severance payments from us in an amount of up to twenty-four months of his base salary at the time of his termination if he is terminated without cause. The employment agreement has an indefinite term.

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan, defined contribution plan, or other retirement plan.

Potential Payments Upon Termination or Change in Control

As described under “—Employment Agreements” above, Mr. Laun will be entitled to severance if his employment is terminated without cause.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised options and unvested shares of restricted stock previously awarded to the executive officers named above at the fiscal year ended December 31, 2024.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Marcus Laun	27,778	55,556	-	4.80	10/14/2028
Darryl Delwo	88,889	44,445	-	2.70	09/02/2027
Darryl Delwo	22,222	44,445	-	4.80	10/14/2028

Director Compensation

The table below sets forth the compensation paid to our directors during the fiscal year ended December 31, 2024. The compensation described below does not include compensation listed under the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)	Total ($)
David Sealock	65,500	65,500
Marcus Laun	27,500	27,500
Matthew Flemming	66,000	66,000

2020 Stock Plan

On March 27, 2020, our board of directors adopted the Sky Quarry Inc. 2020 Stock Plan, or the Plan, which was approved by our stockholders on March 27, 2020.  On September 7, 2024, our board of directors approved an amendment to the Plan, increasing the number of shares available under the Plan from 1,666,667 to 4,000,000, and we are seeking stockholder approval for this amendment, which the board of directors re-approved an amendment to the Plan for such increase on September 2, 2025.  A summary of the Plan is included in Proposal 4 below and a copy of the full Plan is attached as Annex B hereto.

Director Compensation

The table below shows the compensation paid to our directors during the year ended December 31, 2024.

	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
David Sealock(1)	61,500	-	-	-	-	-	61,500

Marcus Laun(2)	25,000		-	-	-	-	25,000

Matthew Flemming(3)	77,500		-	-	-	-	77,500

____________________________

(1)David Sealock was appointed to the Board of Directors in January 2020 and resigned effective September 10, 2025.

(2)Marcus Laun was appointed to the Board of Directors in January 2020. Mr. Laun serves as a member of the Board’s Audit Committee.

(3)Matthew Flemming was appointed to the Board of Directors in November 2023. He qualifies as an independent director and serves on the Board’s Audit Committee and Compensation Committee, serving as the chairman of the Audit Committee.

Change of Control

There are no arrangements, including any pledge by any person of our securities, known to us whereby the operation of such a pledge or arrangement may result in a change in control of the Company at a subsequent date.

Vote Required

The four (4) nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL NO. 2:

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

The Board recommends that the stockholders adopt an amendment to the certificate of incorporation to increase the number of authorized shares (the “Authorized Shares Increase”) of Common Stock by 1,900,000,000, from 100,000,000 to 2,000,000,000 (representing an increase of 1900%), so that the total number of authorized shares of the Company’s Common Stock and Preferred Stock will be increased from 125,000,000 to 2,025,000,000. Pursuant to the Company’s certificate of incorporation, the Company currently has 25,000,000 shares of its Preferred Stock and 100,000,000 shares of Common Stock authorized. As of September 10, 2025, there were 23,314,603 shares of Common Stock and zero shares of Preferred Stock issued and outstanding.

The Board believes it is desirable for the Company to have a sufficient number of shares of Common Stock available for the satisfaction of its existing obligations to issue shares of Common Stock and possible future financings or acquisition transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes. It is possible that some of these additional shares could be used for various other purposes without further stockholder approval, except as such approval may be required in particular cases by the Company’s certificate of incorporation, applicable law or the rules of any stock exchange or other quotation system on which the Company’s securities may then be listed. The Board believes that approval of the Share Authorization Proposal is crucial predominantly to ensure that the Company has sufficient authorized shares to meet its existing obligations to issue shares of Common Stock as and if they become due, and to secure needed financing without incurring the delay and expense of holding additional stockholders’ meetings.

If the Share Authorization Proposal is approved, up to an additional 1,900,000,000 shares of Common Stock, would be issued and outstanding or available for future issuance. The additional shares of Common Stock will have the same rights as the presently authorized shares of Common Stock, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

The amendment to our certificate of incorporation will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware. The Company currently plans to file such amendment promptly after the Annual Meeting if the Share Authorization Proposal is approved. The text of the form of the amendment to the certificate of incorporation is set forth in Annex A to this Proxy Statement. Such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary or advisable to effect the Authorized Shares Increase, if any.

Proposal

The Company is seeking stockholder approval to adopt an amendment to its certificate of incorporation to increase the number of authorized shares of Common Stock, by 1,900,000,000 from 100,000,000 to 2,000,000,000, so that the total number of authorized shares of Common Stock and Preferred Stock is increased from 125,000,000 to 2,025,000,000.

Vote Required

Approval of the Share Authorization Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board of Directors Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE SHARE AUTHORIZATION PROPOSAL.

PROPOSAL NO. 3:

GRANTING THE BOARD OF DIRECTORS DISCRETION TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT IN A RANGE FROM ONE-FOR-TWO (1:2) UP TO ONE-FOR-TWENTY FIVE (1:25), OR ANYWHERE BETWEEN, AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS ON OR BEFORE APRIL 30, 2027

The Company’s common stock ($0.0001 par value, 100,000,000 shares authorized) is currently listed on the Nasdaq Capital Market. To comply with Nasdaq’s continued listing requirements, the Company’s common stock must maintain a bid price of at least $1.00 per share. On September 15, 2025, the closing price of the common stock was $0.4847.

As reported in our Current Report on Form 8-K filed April 3, 2025, on March 28, 2025, we received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive business days, the closing bid price of the Company’s common stock remained below the minimum $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”).

In accordance with the Nasdaq Listing Rules, the Company has been provided an initial period of 180 calendar days, or until September 28, 2025 (the “Compliance Date”), to regain compliance with the Bid Price Requirement. If at any time before the Compliance Date the closing bid price of the Company’s common stock is at least $1.00 for a minimum of ten consecutive business days, the Staff will provide the Company written confirmation of compliance with the Bid Price Requirement.

As of the date of this Proxy Statement, the closing bid price of the Company’s common stock has not equaled or exceeded $1.00 for a minimum of ten consecutive business days. If the Company does not regain compliance with the Bid Price Requirement by the Compliance Date, the Company may be eligible for an additional 180 calendar day compliance period. To qualify, the Company would then be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Bid Price Requirement, and would need to provide written notice of its intention to cure the deficiency during the additional 180 calendar day compliance period, which compliance could be achieved by effecting a reverse stock split, if necessary.

If the Company does not regain compliance with the Bid Price Requirement by the Compliance Date and it appears to the Staff that the Company will not be able to cure the deficiency, or is otherwise not eligible for an additional compliance period, the Staff will provide written notification to the Company that its common stock will be subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to a Nasdaq Hearings Panel.

The Board of Directors believes that a reverse stock split will increase the price per share of the common stock and assist in meeting the Bid Price Requirement for maintaining Nasdaq listing.

Our Board of Directors also believes that a reverse stock split would potentially improve the marketability and liquidity of our common stock. Our Board of Directors believes that the increased market price of our common stock expected as a result of implementing a reverse stock split could improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock.

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Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a reverse stock split could help increase analyst and broker interest in our common stock, as their internal policies might discourage them from following or recommending companies with low stock prices.

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Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

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Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether to implement the Reverse Stock Split and which Reverse Stock Split ratio to implement, our Board of Directors may consider, among other things, various factors, such as:

•	the historical trading price and trading volume of our common stock;
•	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;
•	our ability to maintain our listing on The Nasdaq Capital Market;
•	which Reverse Stock Split ratio would result in the least administrative cost to us;
•	prevailing general market and economic conditions; and
•

if our stockholders approve this Proposal 3, the additional authorized but unissued shares of common stock that will result from the implementation of a Reverse Stock Split, which will be available to provide flexibility to use our common stock for business and/or financial purposes.

Therefore, the Board recommends that the stockholders grant the Board of Directors discretion to amend the Company’s Certificate of Incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for- twenty five (1:25), or anywhere between in the discretion of the Board on or before April 30, 2027 (the “Reverse Stock Split”). The Board proposed a wide stock split ratio to give it flexibility in determining the most conservative stock split ratio possible that will still meet the Bid Price Requirement necessary to prevent delisting from the Nasdaq Capital Market as well as in connection with any other business transaction that the Board believes is in the best interest of the Company to pursue.

Except for adjustments that may result from the treatment of fractional shares, which will be rounded up to the nearest whole number, each stockholder will beneficially hold the same percentage of common stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. Also, proportionate adjustments will be made to the per-share exercise price and the number of shares covered by outstanding options and warrants to buy common stock, so that the total prices required to be paid to fully exercise each option and warrant before and after the Reverse Stock Split will be approximately equal.

The Board does not intend as part of the Reverse Stock Split to reduce the amount of the Company’s authorized shares of common stock. As of the Record Date, the Company has a total of 100,000,000 shares of common stock authorized and 23,314,603 shares issued, leaving 76,685,397 shares available for issuance, not including shares reserved for issuance upon exercise of warrants or options, or any other convertible securities. If Proposal No. 2 is approved, the number of unissued, available authorized shares of Common Stock will increase, as reflected in the following table as if the Reverse Stock Split were to occur on the Record Date:

				Post- Reverse
				Stock Split
		Issued pre- Reverse	Issued post- Reverse	Shares Available
Ratio	Authorized	Stock Split(1)	Stock Split(1)(2)	for Issuance(1)
1:2	2,000,000,000	23,314,603	11,657,302	1,988,342,698
1:5	2,000,000,000	23,314,603	4,662,921	1,995,337,079
1:10	2,000,000,000	23,314,603	2,331,461	1.997,668,539
1:15	2,000,000,000	23,314,603	1,554,307	1,998,448,693
1:20	2,000,000,000	23,314,603	1,165,731	1,998,834,269
1:25	2,000,000,000	23,314,603	932,585	1,999,067,415

_________________________

(1)Does not reflect shares reserved for issuance upon exercise of warrants or options, or any other convertible security.

(2)Approximate. For purposes of this illustration, fractional shares are rounded.

The increase in the number of shares of common stock available for issuance and any subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the Reverse Stock Split be used as a type of anti-takeover device. Any additional common stock, when issued, would have the same rights and preferences as the shares of common stock presently outstanding.

It should be noted that the liquidity of the common stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split. The Board anticipates, however, that the expected higher market price and continued exchange listing will mitigate, to some extent, the effects on the liquidity through the anticipated increase in marketability discussed above.

The Board understands that there is a risk that the market price for the common stock may not react proportionally to the Reverse Stock Split. For example, if the Company accomplishes a 1:10 Reverse Stock Split at a time when the market price is $0.40 per share, there can be no assurance that the resulting market price will thereafter remain at or above $4.00 per share.

The Board confirms that the contemplated Reverse Stock Split is not and will not be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

The amendment to our certificate of incorporation to effect the Reverse Stock Split, if any, will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware. The text of the form of the amendment to the certificate of incorporation is set forth in Annex A to this Proxy Statement. The amendment to our certificate of incorporation will be subject to change to include the exact reverse stock split ratio determined by our Board.  Additionally, the text of the amendment to our certificate of incorporation will be subject to such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary or advisable to effect the Reverse Stock Split, if any.

Based upon the foregoing factors and understanding the risks, the Board has determined that granting the Board the discretion to implement a Reverse Stock Split is in the best interests of the Company and its stockholders.

Vote Required

Approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” GRANTING THE BOARD OF DIRECTORS DISCRETION TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF COMMON STOCK IN A RANGE FROM ONE-FOR-TWO (1:2) UP TO ONE-FOR-TWENTY FIVE (1:25), OR ANYWHERE BETWEEN, AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS ON OR BEFORE APRIL 30, 2027.

PROPOSAL NO. 4:

AMENDMENT TO THE 2020 STOCK PLAN

In March 2020, the Board adopted the Sky Quarry Inc. 2020 Stock Plan (the “2020 Plan”) and the 2020 Plan was submitted to our stockholders for approval. Our 2020 Plan became effective immediately on adoption.

On September 7, 2024, the Board approved, subject to stockholder approval, an amendment to the 2020 Plan to increase the number of shares authorized for issuance thereunder from 1,666,667 to 4,000,000 shares, which amendment to the 2020 Plan was re-approved by the Board on September 2, 2025. The proposed amendment to the 2020 Plan is attached hereto as Annex B.

The Board recommends approval of the amendment to the 2020 Plan to enable the continued use of the 2020 Plan for stock-based grants consistent with the objectives of our compensation program. The 2020 Plan is intended to promote our interests by providing eligible persons in our service with the opportunity to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in us as an incentive for them to remain in service and render superior performance during their service.

Currently, there are no shares of our common stock available for issuance under our 2020 Plan.

Upon stockholder approval of this proposal, the number of shares available for issuance will be increased by 2,333,333 to 4,000,000. Currently, equity awards totaling 1,666,667 shares of common stock have been issued under the 2020 Plan. By increasing the number of shares authorized for issuance under the 2020 Plan, we expect to have the flexibility to continue to make stock-based grants in amounts deemed appropriate by our Compensation Committee and Board, as our outstanding common stock increases annually. We believe that our equity incentive program and grants made under the program are essential to retaining critical personnel and aligning the incentives of our personnel with our stockholders.

The amendment to the 2020 Plan will not be implemented unless approved by our stockholders, and no additional equity awards beyond the existing 1,666,667 shares of common stock have been or will be issued under the 2020 Plan unless and until stockholder approval of the amended 2020 Plan is obtained. If the proposed amendment to the 2020 Plan is not approved by our stockholders, the 2020 Plan will remain in effect in its present form.

Equity Compensation Plan Information

The following table provides information about our equity compensation plan as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	965,787	$3.72	700,880

2020 Stock Plan

The following is a summary of the principal features of our 2020 Plan. The summary does not purport to be a complete description of all provisions of our 2020 Plan and is qualified in its entirety by the text of the 2020 Plan. A copy of the amended 2020 Plan is attached to this Proxy Statement as Annex B.

Purposes of Plan: The purpose of the 2020 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to individuals who perform services for the Company, and to promote the success of our business.

Types of Awards: The 2020 Plan permits the grant of non-statutory stock options, incentive stock options, restricted stock, and/or any combination of the foregoing.

Administration of the Plan: The 2020 Plan is currently administered by our compensation committee. Among other things, the administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The administrator has authority to take any other action that it deems necessary or desirable for the administration of the 2020 Plan.

Eligible Persons: Persons eligible to receive awards under the 2020 Plan will be those officers, employees, consultants, and directors of the Company and its subsidiaries who are selected by the administrator. Each person to whom an award is granted under the 2020 Plan may be required to agree in writing, as a condition to the grant of such award or otherwise, to subject an award that is exercised or settled following such person’s termination of employment or service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and its affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the administrator.

Shares Available Under the Plan: The maximum number of shares of our common stock that may be delivered to participants under the 2020 Plan is 1,666,667 and upon approval of the amendment to the 2020 Plan will be 4,000,000, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. Shares subject to an award under the 2020 Plan for which the award is cancelled, forfeited, exchanged, settled in cash or otherwise terminated, again become available for grants under the 2020 Plan.

Stock Options:

General. Stock options give the option holder the right to acquire from us a designated number of shares of common stock at a purchase price that is fixed upon the grant of the option. Stock options granted may be either tax-qualified stock options (so-called “incentive stock options”) or non-statutory stock options. Subject to the provisions of the 2020 Plan, the administrator has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the administrator may determine.

Option Price. The exercise price for stock options will be determined at the time of grant. Typically, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the administrator at the time of the grant. The option exercise must be accompanied by payment of the exercise price. The exercise price may be paid as follows: (i) cash, (ii) check, (iii) to the extent permitted under, and in accordance with, applicable laws, delivery of a promissory note with such recourse, interest, security and redemption provisions as the administrator determines to be appropriate, (iv) cancellation of indebtedness, (v) other previously owned shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is exercised, (vi) a cashless exercise; (viii) such other consideration and method of payment permitted under applicable laws, or (viii) any combination of the foregoing methods of payment.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant, which cannot exceed ten years provided that in the case of incentive stock options granted to holders of more than 10% of our voting stock, such term cannot exceed five years.

Incentive and Non-Statutory Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code of 1986, as amended, or the Code, for more favorable tax treatment than applies to non-statutory stock options. Any option that does not qualify as an incentive stock option will be a non-statutory stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate fair market value in excess of $100,000, measured at the grant date.

Stock Awards: Restricted shares are shares of common stock awarded to participants at no cost. Restricted shares take the form of awards of restricted stock, which represent issued and outstanding shares of our common stock. The vesting date or dates and other conditions for vesting are established when the shares are awarded. These awards will be subject to such conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of the Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our Company, including acceleration of vesting. Except as otherwise determined by the administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. The board may amend, alter, suspend, discontinue or terminate any award or award agreement, the 2020 Plan or the committee’s authority to grant awards without the consent of stockholders or participants, except that any amendment or alteration to the 2020 Plan, including any increase in any share limitation, shall be subject to the approval of stockholders not later than the annual meeting next following such committee action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which shares of stock may then be listed or quoted, and the board may otherwise, in its discretion, determine to submit other changes to the 2020 Plan to stockholders for approval; provided that, without the consent of an affected participant, no such board action may materially and adversely affect the rights of such participant under any previously granted and outstanding award.

U.S. Federal Income Tax Treatment

The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to awards as of the date of this prospectus. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

Non-Qualified Options.    With respect to non-qualified options granted to participants under the 2020 Plan, (i) no income is realized by the participant at the time the non-qualified option is granted, (ii) at exercise, (a) ordinary income is realized by the participant in an amount equal to the difference between the option exercise price and the fair market value of our common stock on the date of exercise, (b) such amount is treated as compensation and is subject to both income and wage tax withholding, and (c) we may claim a tax deduction for the same amount, and (iii) on disposition of the option shares, any appreciation or depreciation after the date of exercise of the non-qualified option, compared to the disposition price of the option shares will be treated as either short-term or long-term capital gain or loss depending on the holding period.

Incentive Stock Options.    With respect to incentive stock options, there is no tax to the participant at the time of the grant. Additionally, if applicable holding period requirements (a minimum of both two years from the grant date and one year from the exercise date) are met, the participant will not recognize taxable income at the time of the exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income, potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the option exercise price), upon their disposition, the holding period of the option shares will be treated as a long-term capital gain or loss, and, unlike the treatment for shares issued pursuant to the exercise of a non-qualified option, we will not be entitled to any tax deduction. If the shares acquired on option exercise are disposed of in a “non-qualifying disposition” (i.e., before the holding period requirements had been met), the participant will generally realize ordinary income at the time of the disposition of the option shares in an amount equal to the lesser of (i) the excess of the fair market value of the option shares on the date of exercise of the incentive stock option over the exercise price thereof or (ii) the excess, if any, of the amount realized upon disposition of the option shares over the exercise price of the incentive stock option, and, just as the treatment for shares issued pursuant to the exercise of a non-qualified option, we will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price of the incentive stock option over the amount realized upon the disposition of the option shares.

Other Awards.    The current federal income tax consequences of other awards authorized under the 2021 Plan generally follow certain basic patterns. An award of restricted shares of common stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares then vest, unless the participant elects under Internal Revenue Code Section 83(b) to accelerate income recognition and the taxability of the award to the grant date. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. Stock appreciation right awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) with respect to covered employees.

Section 162(m) of the Internal Revenue Code.    Internal Revenue Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1,000,000. “Covered employees” generally includes the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers.

Section 409A of the Internal Revenue Code.    Awards granted under the 2021 Plan will generally be designed and administered in such a manner that they are either exempt from the application of, or comply with the requirements of, Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features.

Other Tax Considerations.    This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the 2021 Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the 2021 Plan, including the application and effect of foreign state and local taxes and any changes in the tax laws after the date of this prospectus.

Amendment and Termination

The Board may amend, suspend or terminate the 2020 Plan or any portion of the 2020 Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the 2020 Plan. Subject to the terms of the 2020 Plan, the Board may amend the terms of any outstanding award, prospectively or retroactively.

Voting Requirements

Approval of the Amendment to the 2020 Stock Plan requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Voting Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2020 PLAN.

PROPOSAL NO. 5:

RATIFICATION OF THE SELECTION OF TANNER LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

The Board has appointed Tanner LLC (“Tanner”) to serve as our independent registered public accounting firm for the year ending December 31, 2025. Tanner has provided services in connection with the review and audit of the Company’s financial statements since 2022.

The Board is requesting that stockholders ratify the selection of Tanner to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Board is not required to take any action as a result of the outcome of the vote on this proposal. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. If the appointment is not ratified, the Board will consider its options.

A representative of Tanner will not be attending the Annual Meeting.

Principal Accountant Fees and Services

The aggregate fees billed for the two most recently completed fiscal periods ended December 31, 2024 and December 31, 2023 for professional services rendered by our independent registered public accounting firm auditors for the audit of our annual consolidated financial statements, quarterly reviews of our interim consolidated financial statements and services normally provided by independent accountants in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	December 31,
	2024	2023
Audit Fees	$257,069	$256,980
Audit Related Fees	-	-
Tax Fees	-	-
Total	$257,069	$256,980

In the above table, Audit Fees are fees billed by our company’s external auditor for services provided in auditing our company’s annual financial statements for the subject year. “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning. The audit fees include review of our interim financial statements and year-end audit.

Vote Required

Approval of the Proposal to ratify Tanner LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2025.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth certain information with respect to the beneficial ownership of our common stock as the Record Date (September 10, 2025) for (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of September 10, 2025 are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o the Company, 700 W. 700 South, Suite 101, Woods Cross, Utah 84087.

Name	Amount of Beneficial Ownership of Common Stock(1)	Percentage
Marcus Laun, Interim Chief Executive Officer, President, Interim Chief Financial Officer, Executive Vice President and Director(2)	1,347,334	5.8%
Matthew Flemming, Director(3)	166,668	*
Leo B. Womack, Director	83,334	*
Todd Palin, Director	83,334	*
All executive officers and directors (4 persons above)	1,680,667	7.2%
David Sealock(6)	1,623,047	7.0%
Janey Baker(7)	1,336,299	5.5%
JPMorgan Chase Funding Inc.(8)	2,249,882	9.7%

* Less than 1%

(1)Based on 23,314,603 shares of common stock issued and outstanding as of September 10, 2025.

(2)Includes 1,291,778 shares held directly and 55,556 shares which Mr. Laun has the right to acquire within 60 days through the exercise of vested stock options.

(3)Includes 83,334 shares of common stock which Mr. Flemming has the right to acquire through the exercise of vested stock options.  Does not include 150,000 shares of common stock that will be issued under 2020 Stock Plan upon the Company’s receipt of stockholder approval to the amendment of the 2020 Stock Plan.

(4)Includes 1,027,500 shares held directly and 595,547 shares held by Mr. Sealock’s spouse.

(5)Does not include 150,000 shares of common stock that will be issued under 2020 Stock Plan upon the Company’s receipt of stockholder approval to the amendment of the 2020 Stock Plan.

(6)Does not include 150,000 shares of common stock that will be issued under 2020 Stock Plan upon the Company’s receipt of stockholder approval to the amendment of the 2020 Stock Plan.

(7)Includes 103,946 shares held directly and 473,302 shares held by Varie Asset Management, plus 862,997 shares that could be acquired by Varie upon the exercise of convertible securities. Ms. Baker is the Principal of Varie Asset Management and has voting and investment power over the shares held by it. Ms. Baker disclaims beneficial ownership of such shares except to the extent of her pecuniary interest, if any, in such shares. The address of Janey Baker is 18124 Wedge Parkway, Ste 925, Reno, NV 89511.

(8)Based solely on the information contained in the Schedule 13G filed on October 30, 2024, JPMorgan Chase Funding Inc. and its parent company JPMORGAN CHASE & CO. have voting and investment power over the shares held by JPMorgan Chase Funding Inc. The address of JPMorgan Chase Funding Inc.is 383 Madison Avenue, New York, NY 10179.

We do not currently have any arrangements which if consummated may result in a change of control of the Company.

Delinquent Section 16(a) Reports

Under U.S. securities laws, directors, officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC, we believe that each person who at any time during the 2025 fiscal year was a director or an executive officer or held more than 10% of our common stock filed the required reports on time during fiscal year 2025 except for Mr. David Sealock, former CEO and former director of the Company, who filed a late Form 4 on September 8, 2025 to report a gift of a portion of his shares of common stock to his spouse in February 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have not entered into any transactions since the beginning of our 2023 fiscal year, and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation” above).

Policy on Future Related-Party Transactions

All future transactions between us and our officers, directors, principal stockholders and their affiliates will be approved by the audit committee, or a similar committee consisting of entirely independent directors, according to the terms of our Code of Business Conduct and Ethics.

OTHER MATTERS

The Board knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 707 W 700 S, Suite 101, Woods Cross, UT 84087 Attn: Corporate Secretary, phone number (424) 394-1090. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Matthew Flemming
Matthew Flemming
Chairman of the Board of Directors

Date: September 17, 2025

ANNEX A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

SKY QUARRY INC.

Sky Quarry Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

This Certificate of Amendment (the "Certificate of Amendment") amends the provisions of the Corporation's Certificate of Incorporation, as amended (the "Certificate of Incorporation").

Article FOUR of the Certificate of Incorporation is hereby amended by deleting it in its entirety and substituting therefor:

"4. The Corporation shall be authorized to issue a total of two billion (2,000,000,000) shares of its capital stock, par value one one-hundredth of a cent ($0.0001) per share (the "Common Stock").

Effective at 11:59 p.m., Eastern Time, on ______, 202_ (the "Effective Time"), every ___ (_) shares of Common Stock of the Corporation issued and outstanding or held as treasury shares shall thereupon, without any action on the part of the holder thereof or the Corporation, be reclassified and combined into one (1) share (the “Split Ratio”) of validly issued, fully paid, and non-assessable share of Common Stock having a par value of $0.0001 per share, subject to the treatment of fractional share interests as described in the immediately following sentence (the "Reverse Stock Split"). Any fractional shares of Common Stock resulting from the Reverse Stock Split shall be rounded up to the next whole share. All warrants, options and other securities convertible, exchangeable or that can be exercised for Common Stock outstanding at the Effective Time and outstanding option agreements, be, and the same hereby are, adjusted as of the Effective Time as follows: the number of shares of Common Stock that each such option and warrant currently entitles the holder to purchase will be divided by ____ (__) rounded up to the nearest whole share and the exercise price of each share of Common Stock subject to each such option and warrant will be multiplied by ____ (__)."

All other provisions of the Certificate of Incorporation remain unchanged.

This Certificate of Amendment to the Certificate of Incorporation was approved by the board of directors at a special meeting of directors held on August 28, 2025 and by a majority of the shares voted at an annual meeting of stockholders on November 4, 2025, pursuant to the requirements of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of incorporation to be duly executed by its authorized officer as of the __ day of November 2025.

SKY QUARRY INC.

By:
Name: Marcus Laun
Title: President

ANNEX B

SKY QUARRY INC.

2020 STOCK PLAN

(AS AMENDED SEPTEMBER 2, 2025)

1.Purposes of the Plan.  The purposes of this 2020 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the success of the Company’s business.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.  Restricted Stock may also be granted under the Plan.

2.Definitions.  As used herein, the following definitions shall apply:

(a)“Administrator” means the Board or a Committee.

(b)“Affiliate” means (i) an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity and (ii) an entity other than a Subsidiary in which the Company and /or one or more Subsidiaries own a controlling interest.

(c)“Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, any Stock Exchange rules or regulations, and the applicable laws, rules or regulations of any other country or jurisdiction where Options or Restricted Stock are granted under the Plan or Participants reside or provide services, as such laws, rules, and regulations shall be in effect from time to time.

(d)“Award” means any award of an Option or Restricted Stock under the Plan.

(e)“Board” means the Board of Directors of the Company.

(f)Intentionally left blank.

(g)“Cashless Exercise” means a program approved by the Administrator in which payment of the Option exercise price or tax withholding obligations or other required deductions may be satisfied, in whole or in part, with Shares subject to the Option, including by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Company) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of such amount.

(h)“Cause” for termination of a Participant’s Continuous Service Status will exist (unless another definition is provided in an applicable Option Agreement, Restricted Stock Purchase Agreement, employment agreement or other applicable written agreement) if the Participant’s Continuous Service Status is terminated for any of the following reasons:  (i) any material breach by Participant of any material written agreement between Participant and the Company and Participant’s failure to cure such breach within 30 days after receiving written notice thereof; (ii) any failure by Participant to comply with the Company’s material written policies or rules as they may be in effect from time to time; (iii) neglect or persistent unsatisfactory performance of Participant’s duties and Participant’s failure to cure such condition within 30 days after receiving written notice thereof; (iv) Participant’s repeated failure to follow reasonable and lawful instructions from the Board or Chief Executive Officer and Participant’s failure to cure such condition within 30 days after receiving written notice thereof; (v) Participant’s conviction of, or plea of guilty or nolo contendere to, any crime that results in, or is reasonably expected to result in, material harm to the business or reputation of the Company; (vi) Participant’s commission of or participation in an act of fraud against the Company; (vii) Participant’s intentional material damage to the Company’s business, property or reputation; or (viii) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company.  For purposes of clarity, a termination without “Cause” does not include any termination that occurs as a result of Participant’s death or disability.  The determination as to whether a Participant’s Continuous Service Status has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant.  The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.

(i)“Change of Control” means (i) a sale of all or substantially all of the Company’s assets other than to an Excluded Entity (as defined below), (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, limited liability company or other entity other than an Excluded Entity, or (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of all of the Company’s then outstanding voting securities.

Notwithstanding the foregoing, a transaction shall not constitute a Change of Control if its purpose is to (A) change the jurisdiction of the Company’s incorporation, (B) create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction, or (C) obtain funding for the Company in a financing that is approved by the Company’s Board.  An “Excluded Entity” means a corporation or other entity of which the holders of voting capital stock of the Company outstanding immediately prior to such transaction are the direct or indirect holders of voting securities representing at least a majority of the votes entitled to be cast by all of such corporation’s or other entity’s voting securities outstanding immediately after such transaction.

(j)“Code” means the Internal Revenue Code of 1986, as amended.

(k)“Committee” means one or more committees or subcommittees of the Board consisting of two (2) or more Directors (or such lesser or greater number of Directors as shall constitute the minimum number permitted by Applicable Laws to establish a committee or sub-committee of the Board) appointed by the Board to administer the Plan in accordance with Section 4 below.

(l)“Common Stock” means the Company’s common stock.

(m)“Company” means Sky Quarry Inc., a Delaware corporation.

(n)“Consultant” means any person or entity, including an advisor but not an Employee, that renders, or has rendered, services to the Company, or any Parent, Subsidiary or Affiliate and is compensated for such services, and any Director whether compensated for such services or not.

(o)“Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant.  Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of:  (i) Company approved sick leave; (ii) military leave; (iii) any other bona fide leave of absence approved by the Company, provided that, if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period and the Incentive Stock Option shall thereafter automatically become a Nonstatutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.  Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Parents, Subsidiaries or Affiliates, or their respective successors, or a change in status from an Employee to a Consultant or from a Consultant to an Employee.

(p)“Director” means a member of the Board.

(q)“Disability” means “disability” within the meaning of Section 22(e)(3) of the Code.

(r)“Employee” means any person employed by the Company, or any Parent, Subsidiary or Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Company in its sole discretion, subject to any requirements of Applicable Laws, including the Code.  The payment by the Company of a director’s fee shall not be sufficient to constitute “employment” of such director by the Company or any Parent, Subsidiary or Affiliate.

(s)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)“Fair Market Value” means, as of any date, the per share fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants.  Whenever possible, the determination of Fair Market Value shall be based upon the per share closing price for the Shares as reported in The Wall Street Journal for the applicable date.

(u)“Family Members” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-

in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

(v)“Incentive Stock Option” means an Option intended to, and which does, in fact, qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w)“Involuntary Termination” means (unless another definition is provided in the applicable Option Agreement, Restricted Stock Purchase Agreement, employment agreement or other applicable written agreement) the termination of a Participant’s Continuous Service Status other than for (i) death, (ii) Disability or (iii) for Cause by the Company or a Parent, Subsidiary, Affiliate or successor thereto, as appropriate.

(x)“Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the Financial Industry Regulatory Authority (or any successor thereto).

(y)“Nonstatutory Stock Option” means an Option that is not intended to, or does not, in fact, qualify as an Incentive Stock Option.

(z)“Option” means a stock option granted pursuant to the Plan.

(aa)“Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(bb)“Option Exchange Program” means a program approved by the Administrator whereby outstanding Options (i) are exchanged for Options with a lower exercise price, Restricted Stock, cash or other property or (ii) are amended to decrease the exercise price as a result of a decline in the Fair Market Value.

(cc)“Optioned Stock” means Shares that are subject to an Option or that were issued pursuant to the exercise of an Option.

(dd)“Optionee” means an Employee or Consultant who receives an Option.

(ee)“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of grant of the Award, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(ff)“Participant” means any holder of one or more Awards or Shares issued pursuant to an Award.

(gg)“Plan” means this 2020 Stock Plan, as amended on September 2, 2025.

(hh)“Restricted Stock” means Shares acquired pursuant to a right to purchase or receive Common Stock granted pursuant to Section 8 below.

(ii)“Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of Restricted Stock granted under the Plan and includes any documents attached to such agreement.

(jj)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(kk)“Share” means a share of Common Stock, as adjusted in accordance with Section 10 below.

(ll)“Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(mm)“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of grant of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(nn)“Ten Percent Holder” means a person who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary measured as of an Award’s date of grant.

3.Stock Subject to the Plan.  Subject to the provisions of Section 10 below, the maximum aggregate number of Shares that may be issued under the Plan is Four Million (4,000,000) Shares, all of which Shares may be issued under the Plan pursuant to Incentive Stock Options.  The Shares issued under the Plan may be authorized, but unissued, or reacquired Shares.  If an Award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, continue to be available under the Plan for issuance pursuant to future Awards.  In addition, any Shares which are retained by the Company upon exercise of an Award in order to satisfy the exercise or purchase price for such Award or any withholding taxes due with respect to such Award shall be treated as not issued and shall continue to be available under the Plan for issuance pursuant to future Awards.  Shares issued under the Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the Shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with the termination of a Participant’s Continuous Service Status) shall again be available for future grant under the Plan.  Notwithstanding the foregoing, subject to the provisions of Section 10 below, in no event shall the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options exceed the number set forth in the first sentence of this Section 3 plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated there under, any Shares that again become available for issuance pursuant to the remaining provisions of this Section 3.

4.Administration of the Plan.

(a)General.  The Plan shall be administered by the Board, a Committee appointed by the Board, or any combination thereof, as determined by the Board.  The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by Applicable Laws, the Board may authorize one or more officers of the Company to make Awards under the Plan to Employees and Consultants (who are not subject to Section 16 of the Exchange Act) within parameters specified by the Board.

(b)Committee Composition.  If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and dissolve a Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.

(c)Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its sole discretion:

(i)to determine the Fair Market Value in accordance with Section 2(t) above, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii)to select the Employees and Consultants to whom Awards may from time to time be granted;

(iii)to determine the number of Shares to be covered by each Award;

(iv)to approve the form(s) of agreement(s) and other related documents used under the Plan;

(v)to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may vest and/or be exercised (which may be based on performance criteria), the circumstances (if any) when vesting will be accelerated or forfeiture restrictions will be waived, and any restriction or limitation regarding any Award, Optioned Stock, or Restricted Stock;

(vi)to amend any outstanding Award or agreement related to any Optioned Stock or Restricted Stock, including any amendment adjusting vesting (e.g., in connection with a change in the terms or conditions under which such person is providing services to the Company), provided that no amendment shall be made that would materially and adversely affect the rights of any Participant without his or her consent;

(vii)to determine whether and under what circumstances an Option may be settled in cash under Section 7(c)(iii) below instead of Common Stock;

(viii)subject to Applicable Laws, to implement an Option Exchange Program and establish the terms and conditions of such Option Exchange Program without consent of the holders of capital stock of the Company, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Participant shall be made without his or her consent;

(ix)to approve addenda pursuant to Section 18 below or to grant Awards to, or to modify the terms of, any outstanding Option Agreement or Restricted Stock Purchase Agreement or any agreement related to any Optioned Stock or Restricted Stock held by Participants who are foreign nationals or employed outside of the United States with such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom which deviate from the terms and conditions set forth in this Plan to the extent necessary or appropriate to accommodate such differences; and

(x)to construe and interpret the terms of the Plan, any Option Agreement or Restricted Stock Purchase Agreement, and any agreement related to any Optioned Stock or Restricted Stock, which constructions, interpretations and decisions shall be final and binding on all Participants.

(d)Indemnification.  To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in good faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

5.Eligibility.

(a)Recipients of Grants.  Nonstatutory Stock Options and Restricted Stock may be granted to Employees and Consultants.  Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b)Type of Option.  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(c)ISO $100,000 Limitation.  Notwithstanding any designation under Section 5(b) above, to the extent that the aggregate Fair Market Value of Shares with respect to which options designated as incentive stock options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess options shall be treated as nonstatutory stock options.  For purposes of this Section 5(c), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an incentive stock option shall be determined as of the date of the grant of such option.

(d)No Employment Rights.  Neither the Plan nor any Award shall confer upon any Employee or Consultant any right with respect to continuation of an employment or consulting relationship with the Company (any Parent, Subsidiary or Affiliate), nor shall it interfere in any way with such Employee’s or Consultant’s right or the Company’s (Parent’s, Subsidiary’s or Affiliate’s) right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.Term of Plan.  The Plan shall become effective upon its adoption by the Board and shall continue in effect for a term of 10 years unless sooner terminated under Section 14 below.

7.Options.

(a)Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than 10 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be 5 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

(b)Option Exercise Price and Consideration.

(i)Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(1)In the case of an Incentive Stock Option

a.granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value on the date of grant;

b.granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant;

(2)Except as provided in subsection (3) below, in the case of a Nonstatutory Stock Option the per Share exercise price shall be such price as is determined by the Administrator, provided that, if the per Share exercise price is less than 100% of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws, including Section 409A of the Code; and

(3)Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(ii)Permissible Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option and to the extent required by Applicable Laws, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) to the extent permitted under, and in accordance with, Applicable Laws, delivery of a promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject to the provisions of Section 152 of the Delaware General Corporation Law); (4) cancellation of indebtedness; (5) other previously owned Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) a Cashless Exercise; (7) such other consideration and method of payment permitted under Applicable Laws; or (8) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

(c)Exercise of Option.

(i)General.

(1)Exercisability.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company, and Parent, Subsidiary or Affiliate, and/or the Optionee.

(2)Leave of Absence.  The Administrator shall have the discretion to determine at any time whether and to what extent the vesting of Options shall be tolled during any leave of absence; provided, however, that in the absence of such determination, vesting of Options shall continue during any paid leave and shall be tolled during any unpaid leave (unless otherwise required by Applicable Laws).  Notwithstanding the foregoing, in the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Optionee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Optionee continued to provide services to the Company (or any Parent, Subsidiary or Affiliate, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(3)Minimum Exercise Requirements.  An Option may not be exercised for a fraction of a Share.  The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(4)Procedures for and Results of Exercise.  An Option shall be deemed exercised when written notice of such exercise has been received by the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised and has paid, or made arrangements to satisfy, any applicable taxes, withholding, required deductions or other required payments in accordance with Section 9 below.  The exercise of an Option shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(5)Rights as Holder of Capital Stock.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a holder of capital stock shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock is issued, except as provided in Section 10 below.

(ii)Termination of Continuous Service Status.  The Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time.  To the extent that an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, the following provisions shall apply:

(1)General Provisions.  If the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified below, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.  In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to this Section 7).

(2)Termination other than Upon Disability or Death or for Cause.  In the event of termination of an Optionee’s Continuous Service Status other than under the circumstances set forth in the subsections (3) through (5) below, such Optionee may exercise any outstanding Option at any time within 3 month(s) following such termination to the extent the Optionee is vested in the Optioned Stock.

(3)Disability of Optionee.  In the event of termination of an Optionee’s Continuous Service Status as a result of his or her Disability, such Optionee may exercise any outstanding Option at any time within 12 month(s) following such termination to the extent the Optionee is vested in the Optioned Stock.

(4)Death of Optionee.  In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of any outstanding Option, or within 3 month(s) following termination of the Optionee’s Continuous Service Status, the Option may be exercised by any beneficiaries designated in accordance with Section 16 below, or if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, at any time within 12 month(s) following the date the Optionee’s Continuous Service Status terminated, but only to the extent the Optionee is vested in the Optioned Stock.

(5)Termination for Cause.  In the event of termination of an Optionee’s Continuous Service Status for Cause, any outstanding Option (including any vested portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status for Cause.  If an Optionee’s Continuous Service Status is suspended pending an investigation of whether the Optionee’s Continuous Service Status will be terminated for Cause, all the Optionee’s rights under any Option, including the right to exercise the Option, shall be suspended during the investigation period.  Nothing in this Section 7(c)(ii)(5) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

(iii)Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

8.Restricted Stock.

(a)Rights to Purchase.  When a right to purchase or receive Restricted Stock is granted under the Plan, the Company shall advise the recipient in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, if any (which shall be as determined by the Administrator, subject to Applicable Laws, including any applicable securities laws), and the time within which such person must accept such offer.  The permissible consideration for Restricted Stock shall be determined by the Administrator and shall be the same as is set forth in Section 7(b)(ii) above with respect to exercise of Options.  The offer to purchase Shares shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)Repurchase Option.

(i)General.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant’s Continuous Service Status for any reason (including death or Disability) at a purchase price for Shares equal to the original purchase price paid by the purchaser to the Company for such Shares and may be paid by cancellation of any indebtedness of the purchaser to the Company.  The repurchase option shall lapse at such rate as the Administrator may determine.

(ii)Leave of Absence.  The Administrator shall have the discretion to determine at any time whether and to what extent the lapsing of Company repurchase rights shall be tolled during any leave of absence; provided, however, that in the absence of such determination, such lapsing shall continue during any paid leave and shall be tolled during any unpaid leave (unless otherwise required by Applicable Laws).  Notwithstanding the foregoing, in the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Shares purchased pursuant to the Restricted Stock Purchase Agreement to the same extent as would have applied had the Participant continued to provide services to the Company (or any Parent, Subsidiary or Affiliate, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(c)Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.  In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each Participant.

(d)Rights as a Holder of Capital Stock.  Once the Restricted Stock is purchased, the Participant shall have the rights equivalent to those of a holder of capital stock, and shall be a record holder when his or her purchase and the issuance of the Shares is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Restricted Stock is purchased, except as provided in Section 10 below.

9.Taxes.

(a)As a condition of the grant, vesting and exercise of an Award, the Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) shall make such arrangements as the Administrator may require for the satisfaction of any applicable U.S. federal, state, local or foreign tax, withholding, and any other required deductions or payments that may arise in connection with such Award.  The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(b)The Administrator may, to the extent permitted under Applicable Laws, permit a Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) to satisfy all or part of his or her tax, withholding, or any other required deductions or payments by Cashless Exercise or by surrendering Shares (either directly or by stock attestation) that he or she previously acquired; provided that, unless specifically permitted by the Company, any such Cashless Exercise must be an approved broker-assisted Cashless Exercise or the Shares withheld in the Cashless Exercise must be limited to avoid financial accounting charges under applicable accounting guidance and any such surrendered Shares must have been previously held for any minimum duration required to avoid financial accounting charges under applicable accounting guidance.  Any payment of taxes by surrendering Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

10.Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a)Changes in Capitalization.  Subject to any action required under Applicable Laws by the holders of capital stock of the Company, (i) the numbers and class of Shares or other stock or securities:  (x) available for future Awards under Section 3 above and (y) covered by each outstanding Award, (ii) the exercise price per Share of each such outstanding Option, and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, shall be automatically proportionately adjusted in the event of a stock split, reverse stock split, stock dividend, combination, consolidation, reclassification of the Shares or subdivision of the Shares.  In the event of any increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, a declaration of an extraordinary dividend with respect to the Shares payable in a form other than Shares in an amount that has a material effect on the Fair Market Value, a recapitalization (including a recapitalization through a large nonrecurring cash dividend), a rights offering, a reorganization, merger, a spin-off, split-up, change in corporate structure or a similar occurrence, the Administrator shall make appropriate adjustments, in its discretion, in one or more of (i) the numbers and class of Shares or other stock or securities:  (x) available for future Awards under Section 3 above and (y) covered by each outstanding Award, (ii) the exercise price per Share of each outstanding Option and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, and any such adjustment by the Administrator shall be made in the Administrator’s sole and absolute discretion and shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.  If, by reason of a transaction described in this Section 10(a) or an adjustment pursuant to this Section 10(a), a Participant’s Award agreement or agreement related to any Optioned Stock or Restricted Stock covers additional or different shares of stock or securities, then such additional or different shares, and the Award agreement or agreement related to the Optioned Stock or Restricted Stock in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award, Optioned Stock and Restricted Stock prior to such adjustment.

(b)Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c)Corporate Transactions.  In the event of (i) a transfer of all or substantially all of the Company’s assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding capital stock (a “Corporate Transaction”), each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Participant and need not treat all outstanding Awards (or portion thereof) in an identical manner.  Such determination, without the consent of any Participant, may provide (without limitation) for one or more of the following in the event of a Corporate Transaction:  (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or equity awards for such Awards; (D) the cancellation of such Awards in exchange for a payment to the Participants equal to the excess of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Corporate Transaction over (2) the exercise price or purchase price paid or to be paid for the Shares subject to the Awards; or (E) the cancellation of any outstanding Options or an outstanding right to purchase Restricted Stock, in either case, for no consideration.  Notwithstanding anything under this Plan, any Award agreement or otherwise, any escrow, holdback, earn-out or similar provisions agreed to pursuant to, or in connection with, a Corporate Transaction shall, unless otherwise determined by the Board, apply to any payment or other right a Participant may be entitled to under this Plan, if any, to the same extent and in the same manner as such provisions apply generally to the holders of the Company’s Common Stock with respect to the Corporate Transaction, but only to extent permitted by Applicable Law, including (without limitation), Section 409A of the Code.

11.Non-Transferability of Awards.

(a)General.  Except as set forth in this Section 11, Awards (or any rights of such Awards) may not be sold, pledged, encumbered, assigned, hypothecated, or disposed of or otherwise transferred in any manner other than by will or by the laws of descent or distribution.  The designation of a beneficiary by a Participant will not constitute a transfer.  An Option may be exercised, during the lifetime of the holder of the Option, only by such holder or a transferee permitted by this Section 11.

(b)Limited Transferability Rights.  Notwithstanding anything else in this Section 11, the Administrator may in its sole discretion provide that any Nonstatutory Stock Options may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to Family Members.  Further, beginning with (i) the period when the Company begins to rely on the exemption described in Rule 12h-1(f)(1) promulgated under the Exchange Act, as determined by the Board in its sole discretion, and (ii) ending on the earlier of (A) the date when the Company ceases to rely on such exemption, as determined by the Board in its sole discretion, or (B) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are Family Members through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant.  Notwithstanding the foregoing sentence, the Board, in its sole discretion, may permit transfers of Nonstatutory Stock Options to the Company or in connection with a Change of Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

12.Non-Transferability of Stock Underlying Awards.

(a)General.  Notwithstanding anything to the contrary, no Participant or other stockholder shall Transfer (as such term is defined below) any Shares (or any rights of or interests in such Shares) acquired pursuant to any Award (including, without limitation, Shares acquired upon exercise of an Option) to any person or entity unless such Transfer is approved by the Company prior to such Transfer, which approval may be granted or withheld in the Company’s sole and absolute discretion.  “Transfer” shall mean, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the grant, creation or suffrage of a lien or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale (as such term is defined below) or other disposition of such security (including transfer by testamentary or intestate succession, merger or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.  “Constructive Sale” shall mean, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security, or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership.  Any purported Transfer effected in violation of this Section 12 shall be null and void and shall have no force or effect and the Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(b)Approval Process.  Any Participant or stockholder seeking the approval of the Company to Transfer some or all of its Shares shall give written notice thereof to the Secretary of the Company that shall include: (1) the name of the stockholder; (2) the proposed transferee; (3) the number of shares of the Transfer of which approval is thereby requested; and (4) the purchase price, if any, of the shares proposed for Transfer.  The Company may require the Participant to supplement its notice with such additional information as the Company may request or as may otherwise be required by the applicable Option Agreement, Restricted Stock Purchase Agreement or other applicable written agreement.  In addition such request for Transfer shall be subject to such right of first refusal, transfer provisions and any other terms and conditions as may be set forth in the applicable Option Agreement, Restricted Stock Purchase Agreement or other applicable written agreement.

13.Time of Granting Awards.  The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator.

14.Amendment and Termination of the Plan.  The Board may at any time amend or terminate the Plan, but no amendment or termination shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her consent.  In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain the approval of holders of capital stock with respect to any Plan amendment in such a manner and to such a degree as required.

15.Conditions Upon Issuance of Shares.  Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.  As a condition to the exercise of any Option or purchase of any Restricted Stock, the Company may require the person exercising the Option or purchasing the Restricted Stock to represent and warrant at the time of any such exercise or purchase that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is advisable or required by Applicable Laws.  Shares issued upon exercise of Options or purchase of Restricted Stock prior to the date, if ever, on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement or Restricted Stock Purchase Agreement.

16.Beneficiaries.  If permitted by the Company, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death.  Except as otherwise provided in an Award agreement, if no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate or to any person who has the right to acquire the Award by bequest or inheritance.

17.Approval of Holders of Capital Stock.  If required by Applicable Laws, continuance of the Plan shall be subject to approval by the holders of capital stock of the Company within 12 months before or after the date the Plan is adopted or, to the extent required by Applicable Laws, any date the Plan is amended.  Such approval shall be obtained in the manner and to the degree required under Applicable Laws.

18.Addenda.  The Administrator may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Employees or Consultants, which Awards may contain such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan.  The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

19.Information to Holders of Options.  In the event the Company is relying on the exemption provided by Rule 12h-1(f) under the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act of 1933, as amended, to all holders of Options in accordance with the requirements thereunder until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.  The Company may request that holders of Options agree to keep the information to be provided pursuant to this Section confidential.  If the holder does not agree to keep the information to be provided pursuant to this Section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) of the Exchange Act.

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Control #: 0000 0000 0000

Voting Instructions

You can vote by Internet or Telephone!

Instead of mailing your proxy, you may choose one of the three voting options outlined below.

VOTE BY INTERNET – www.colonialstock.com/skyquarry2025

- You can view the Sky Quarry Inc. Annual Report and Proxy Statement and submit your vote online at the website listed above up until 5:00PM MST on November 3, 2025. You will need the control number at the left in order to do so.
- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

- You may vote by phone until 5:00 PM MST on November 3, 2025.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

- If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot Colonial Stock Transfer, 7840 S 700 E, Sandy, UT 84070.
- Votes by mail must be received by November 3, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Marcus Laun proxy for the undersigned, with full power of substitution, to vote all shares of common stock, $0.0001 par value per share ("Shares") of Sky Quarry Inc. (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD AT 707 W 700 S, Suite 101, Woods Cross, UT 84087 ON NOVEMBER 4, 2025, AT 10:00 A.M., MOUNTAIN STANDARD TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

	For All	Withhold All	For All Except	To withhold authority to vote for any any individual nominee(s), mark "For All Except" and write the number(s of the nominee(s) on the line below.
1. Election of Directors Nominees: 1) Marcus Laun 2) Matthew Flemming 3) Leo Womack 4) Todd Palin	☐	☐	☐	________________

	For	Against	Abstain
2. Approval of the Increase in number of Authorized Shares	☐	☐	☐
3. Approval of Reverse Stock Split	☐	☐	☐
4. Approval of Amendment to 2020 Stock Plan	☐	☐	☐
5. Ratification of selection of Tanner LLC as the Company's Independent Registered Public Accounting Firm for the year ended December 31, 2025.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposals 2, 3, 4 and 5. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR proposals 1, 2, 3, 4 and 5.

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date